UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street,

Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of Senior Notes

On March 27, 2017, Mercer International Inc. (the “Company”) issued $25,000,000 aggregate principal amount of 6.500% senior notes due 2024 (the “Additional Notes”). The Additional Notes were issued pursuant to the indenture, dated February 3, 2017 (the “Indenture”), pursuant to which the Company previously issued $225,000,000 aggregate principal amount of 6.500% senior notes due 2024. The Additional Notes were issued at a price of 100% of their principal amount, plus accrued interest from February 3, 2017.

Interest on the Additional Notes will be payable semi-annually in arrears on each February 1 and August 1, commencing August 1, 2017. Interest will be payable to holders of record of the Additional Notes on the immediately preceding January 15 and July 15 and will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Additional Notes will mature on February 1, 2024, unless repurchased or redeemed in accordance with their terms prior to such date.

The Additional Notes were sold either to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

Registration Rights Agreement

In connection with the issuance and sale of the Additional Notes, on March 27, 2017, the Company entered into a registration rights agreement in respect of the Additional Notes (the “Registration Rights Agreement”) with Credit Suisse Securities (USA) LLC, as the initial purchaser. Under the Registration Rights Agreement, the Company agreed to use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) and cause to be declared effective within 240 days after February 3, 2017, a registration statement relating to an offer to issue a series of new notes having terms substantially identical to the Additional Notes in exchange for outstanding Additional Notes (an “Exchange Offer”).

If the Company is not permitted by applicable law or SEC policy to consummate an Exchange Offer or file a registration statement related to such Exchange Offer in respect of the Additional Notes, then the Company will be required to file a shelf registration statement (the “Shelf Registration Statement”) to register resales of the applicable series of Additional Notes by holders thereof who satisfy certain conditions relating to the provision of info in connection with the Shelf Registration Statement. If the Company fails to satisfy these obligations, the Company may be required to pay additional interest to holders of the Additional Notes under certain circumstances.

The above summaries of the Indenture and the Registration Rights Agreement are qualified in their entirety by reference to the full texts of such agreements, which are incorporated by reference herein. A copy of the Indenture is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2017 and a copy of the Registration Rights Agreement is filed herewith as Exhibit 10.1.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under the heading “Issuance of Senior Notes” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS

Completion of Notes Offering

On March 27, 2017, the Company issued a press release announcing the completion of its previously announced offering of the Additional Notes. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1

Indenture, dated February 3, 2017, between Mercer International Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 000-51826) filed with the SEC on February 3, 2017).

4.2	Form of 6.500% Senior Note due 2024 (included in Exhibit 4.1 hereto).

10.1	Registration Rights Agreement, dated March 27, 2017, between Mercer International Inc. and Credit Suisse Securities (USA) LLC.

99.1	Press release of Mercer International Inc. dated March 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: March 27, 2017

Exhibit Index

Exhibit No.	Description

4.1

Indenture, dated February 3, 2017, between Mercer International Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 000-51826) filed with the SEC on February 3, 2017).

4.2	Form of 6.500% Senior Note due 2024 (included in Exhibit 4.1 hereto).

10.1	Registration Rights Agreement, dated March 27, 2017, between Mercer International Inc. and Credit Suisse Securities (USA) LLC.

99.1	Press release of Mercer International Inc. dated March 27, 2017.